EXHIBIT 10.1

AMENDMENT NO. 1 TO

TEXTRON INC.
2007 LONG-TERM INCENTIVE PLAN

(AMENDED AND RESTATED AS OF MAY 1, 2007)

Pursuant to Section 16 of the Textron Inc. 2007 Long-Term Incentive Plan
(Amended and Restated as of May 1, 2007) (the "Plan"), Textron Inc. hereby amends the
Plan, effective July 23, 2008, as follows:

1. Section 8(a) of the Plan is hereby amended to add the following sentence at the end of such section:

Awards of Restricted Stock or Restricted Stock Units shall not be deemed to lack a minimum period of restriction solely because they vest before the end of the period in the event of the Participant’s death, disability or retirement, including Early Retirement, or in the event of a Change of Control.

2. Section 10(a) of the Plan is hereby amended to add the following sentence at the end of such section:

Awards of Performance Stock or Performance Share Units shall not be deemed to lack a minimum period of restriction solely because they vest before the end of the period in the event of the Participant’s death, disability or retirement, including Early Retirement, or in the event of a Change of Control.